EXHIBIT 99.3B
                     FORM OF BROKER DEALER SELLING AGREEMENT

                                                                             "C"

                              BROKER DEALER AGENCY
                                SELLING AGREEMENT
                             FOR VARIABLE CONTRACTS

      This Agreement is made among the following three parties:

      1.    ReliaStar Life Insurance Company of New York
            1000 Woodbury Road
            Suite 102
            P.O. Box 9004
            Woodbury, New York  11797
            a New York domiciled stock life insurance company (hereinafter "Insurer"); and,

      2.    Washington Square Securities, Inc.
            20 Washington Avenue South
            Minneapolis, Minnesota  55401-1900
            an affiliate of Insurer, registered as a broker-dealer with the Securities and Exchange Commission ("SEC") and a member of the National Association of Securities Dealers, Inc. ("NASD") (hereinafter "General Distributor"); and,

      3.
            ------------------------------

            ------------------------------
                        Street

            ------------------------------
            City        State       ZIP
            registered as a broker-dealer with the SEC and a member of the NASD and licensed as an insurance agency (hereinafter "Broker-Dealer").

Recitals:

      Whereas, Broker-Dealer is licensed as an insurance agency in order to satisfy state insurance law requirements with respect to the sale of variable insurance products which are registered securities with the SEC.

      Whereas, the parties wish to enter into an agreement for the distribution of Variable Contracts by Broker-Dealer; and

      Whereas, Insurer has appointed General Distributor as principal underwriter and distributor (as those terms are defined by the Investment Company Act of 1940) of the Variable Contracts and has authorized General Distributor to enter into selling agreements with registered broker-dealers for the solicitation and sale of Variable Contracts; and,

      Whereas, Insurer and General Distributor propose to have Broker-Dealer's registered representatives who are licensed as life insurance/variable contract agents in appropriate jurisdictions ("Representatives") solicit and sell Variable Contracts and,

      Whereas, Insurer and General Distributor propose to have Broker-Dealer provide certain supervisory and administrative services as hereinafter described with respect to the solicitation and sales of Variable Contracts.

      NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties now agree as follows:


1.    Variable Contracts

            In this Agreement, the words "Variable Contract" shall mean those variable life insurance policies and variable annuity contracts identified in Section 1 of the Compensation Schedule attached hereto, and as may hereafter be amended.

            Insurer may in its sole discretion and without notice to Broker Dealer, suspend sales of any Variable Contracts or amend any policies or contracts evidencing such Variable Contracts if, in Insurer's opinion, such suspension or amendment is: (1) necessary for compliance with federal, state, or local laws, regulations, or administrative order(s); or, (2) necessary to prevent administrative or financial hardship to Insurer. In all other situations, Insurer shall provide 30 days notice to Broker Dealer prior to suspending sales of any Variable Contracts or amending any policies or contracts evidencing such Variable Contracts.

            Insurer may issue and propose additional or successor products, in which event Broker Dealer will be informed of the product and its related Commission Schedule. If Broker Dealer does not agree to distribute such product (s), it must notify Insurer in writing within 30 days of receipt of the Commission Schedule for such product(s). If Broker Dealer does not indicate disapproval of the new product(s) or the terms contained in the related Commission Schedule, Broker Dealer will be deemed to have thereby agreed to distribute such product(s) and agreed to the related Commission Schedule which shall be attached to and made a part of this Agreement.


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

2.    Agency Appointment

      On the effective date, Insurer and General Distributor appoint Broker Dealer and Broker Dealer accepts the appointment to solicit sales of and to sell Variable Contracts, pursuant to the terms of this Agreement.


3.    Duties of Broker Dealer

      (a) Supervision of Representatives. Broker Dealer shall have full responsibility for the training and supervision of all Representatives who are engaged directly or indirectly in the offer or sale of the Variable Contracts, and all such persons shall be subject to the control of Broker Dealer with respect to such persons' securities regulated activities in connection with the Variable Contracts. Broker Dealer will cause the Representatives to be trained in the sale of the Variable Contracts, will cause such Representatives to qualify under applicable federal and state laws to engage in the sale of the Variable Contracts; will cause such Representatives to be registered representatives of Broker Dealer before such Representatives engage in the solicitation of applications for the Variable Contracts; and will cause such Representatives to limit solicitation of applications for the Variable Contracts to jurisdictions where Insurer has authorized such solicitation. Broker Dealer shall cause such Representatives' qualifications to be certified to the satisfaction of General Distributor and shall notify General Distributor if any Representative ceases to be a registered representative of Broker Dealer or ceases to maintain the proper licensing required for the sale of the Variable Contracts. All parties shall be liable for their own negligence and misconduct under this paragraph.

      (b) Representatives Insurance Compliance. Broker Dealer, prior to allowing its Representatives to solicit for sales or sell the Variable Contracts, shall require such Representatives to be validly insurance licensed, registered and appointed by Insurer as a variable contract/life insurance agent in accordance with the jurisdictional requirements of the place where the solicitations and sales take place as well as the solicited person's or entity's place of residence.

            Broker Dealer shall assist Insurer in the appointment of Representatives under the applicable insurance laws to sell Variable Contracts. Broker Dealer shall fulfill all Insurer requirements in conjunction with the submission of licensing/appointment papers for all applicants as insurance agents of Insurer. All such licensing/appointment papers shall be submitted to Insurer or its designee by Broker Dealer. Notwithstanding such submission, Insurer shall have sole discretion to appoint, refuse to appoint, discontinue, or terminate the appointment of any Representative as an insurance agent of Insurer.



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

      (c) Compliance with NASD Conduct Rules and Federal and State Securities Laws. Broker Dealer shall fully comply with the requirements of the National Association of Securities Dealers, Inc., the Securities Exchange Act of 1934 and all other applicable federal and state laws. In addition, Broker Dealer will establish and maintain such rules and procedures as may be necessary to cause diligent supervision of the securities activities of the Representatives as required by applicable law or regulation. Upon request by General Distributor, Broker Dealer shall furnish such records as may be necessary to establish such diligent supervision.

      (d) Notice of Representative's Noncompliance. In the event a Representative fails or refuses to submit to supervision of Broker Dealer or otherwise fails to meet the rules and standards imposed by Broker Dealer on its Representatives, Broker Dealer shall advise General Distributor of this fact and shall immediately notify such Representative that he or she is no longer authorized to sell the Variable Contracts and Broker Dealer shall take whatever additional action may be necessary to terminate the sales activities of such Representative relating to such contracts and policies.

      (e) Prospectuses, Sales Promotion Material and Advertising. Broker-Dealer shall be provided, without any expense to Broker Dealer, with prospectuses relating to the Variable Contracts and such other supplementary sales material as General Distributor determines is necessary or desirable for use in connection with sales of the Variable Contracts.

            No sales promotion materials or any advertising relating to the Variable Contracts, including without limitation generic advertising material which does not refer to Insurer by name, shall be used by Broker Dealer unless the specific item has been approved in writing by General Distributor prior to such use.

            In addition, Broker Dealer shall not print, publish or distribute any advertisement, circular or any document relating to Insurer unless such advertisement, circular or document shall have been approved in writing by Insurer prior to such use.

            Upon termination of this Agreement, all prospectuses, sales promotion material, advertising, circulars, documents and software relating to the sales of Insurer's contracts shall be promptly turned over to Insurer free from any claim or retention of rights by the Broker Dealer.


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

            Insurer represents that the prospectus and registration statement relating to the Variable Contracts contain no untrue statements of material fact or omission to state material fact, the omission of which makes any statement contained in the prospectus and registration statement misleading. Insurer agrees to indemnify Broker Dealer from and against any claims, liabilities and expenses which may be incurred under the Securities Act of 1933, the Investment Company Act of 1940, common law or otherwise arising out of a breach of the agreement in this paragraph.

            Broker Dealer agrees to hold harmless and indemnify Insurer and General Distributor against any and all claims, liabilities and expenses which Insurer or General Distributor may incur from liabilities arising out of or based upon any alleged or untrue statement other than statements contained in the registration statement, prospectus or approved sales material of any Variable Contract.

            In accordance with the requirements of the laws of the several states, Broker Dealer shall maintain complete records indicating the manner and extent of distribution of any such solicitation material, shall make such records and files available to staff of Insurer or its designated agent in field inspections and shall make such material available to personnel of state insurance departments, the NASD or other regulatory agencies, including the SEC, which have regulatory authority over Insurer or General Distributor. Broker Dealer holds Insurer, General Distributor and their affiliates harmless from any liability arising from the use of any material which either (a) has not been specifically approved by Insurer in writing, or (b) although previously approved, has been disapproved, in writing, for further use.

      (f) Securing Applications. All applications for Variable Contracts shall be made on application forms supplied by Insurer and all payments collected by Broker Dealer or any Representative thereof shall be remitted promptly in full, together with such application forms and any other required documentation, directly to Insurer at the address indicated on such application or to such other address as Insurer may, from time-to-time, designate in writing. Broker Dealer shall review all such applications for accuracy and completeness. Checks or money orders in payment on any such Variable Contract shall be drawn to the order of "ReliaStar Life Insurance Company." All applications are subject to acceptance or rejection by Insurer at its sole discretion. All records or information obtained hereunder by Broker Dealer shall not be disclosed or used except as expressly authorized herein, and Broker Dealer will keep such records and information confidential, to be disclosed only as authorized or if expressly required by federal or state regulatory authorities.


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

      (g) Collection of Purchase Payments. Broker Dealer agrees that all money or other consideration tendered with or in respect of any application for a Variable Contract and the Variable Contract when issued is the property of Insurer and shall be promptly remitted in full to Insurer without deduction or offset for any reason, including by way of example but not limitation, any deduction or offset for compensation claimed by Broker Dealer.

      (h) Policy Delivery. Insurer will transmit Variable Contracts to Broker Dealer for delivery to policyowners. Broker Dealer hereby agrees to deliver all such Variable Contracts to Policyowners within ten (10) days of their receipt by Broker Dealer from Insurer. Broker Dealer agrees to indemnify and hold harmless Insurer for any and all losses caused by Broker Dealer's failure to perform the undertakings described in this paragraph. Broker Dealer hereby authorizes Insurer to set off any amount it owes Insurer under this paragraph against any and all amounts otherwise payable to Broker Dealer by Insurer.

      (i) Fidelity Bond. Broker Dealer represents that all directors, officers, employees and Representatives of Broker Dealer who are licensed pursuant to this Agreement as Insurer's agents for state insurance law purposes or who have access to funds of Insurer, including but not limited to funds submitted with applications for the Variable Contracts, or funds being returned to owners, are and shall be covered by a blanket fidelity bond, including coverage for larceny and embezzlement, issued by a reputable bonding company. This bond shall be maintained by Broker Dealer at Broker Dealer's expense. Such bond shall be, at least, of the form, type and amount required under the NASD Conduct Rules. Insurer may require evidence, satisfactory to it, that such coverage is in force and Broker Dealer shall give prompt written notice to Insurer of any notice of cancellation or change of coverage.

            Broker Dealer assigns any proceeds received from the fidelity bonding company to Insurer to the extent of Insurer's loss due to activities covered by the bond. If there is any deficiency amount, whether due to a deductible or otherwise, Broker Dealer shall promptly pay Insurer such amount on demand and Broker Dealer hereby indemnifies and holds harmless Insurer from any such deficiency and from the costs of collection thereof (including reasonable attorneys' fees).


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

4.    Compensation

      (a) Variable Contracts. Insurer, on behalf of General Distributor, shall pay a dealer concession to Broker Dealer on all sales of Variable Contracts through its Representatives, in accordance with the form of the Compensation Schedule attached hereto, which is in effect when purchase payment on such Variable Contracts are received by Insurer. Dealer concessions will be paid as a percentage of premiums received in cash or other legal tender and accepted by Insurer on applications obtained by Broker Dealer's Representatives unless otherwise indicated in Compensation Schedule A. Upon termination of this Agreement, all compensation payable hereunder shall cease; however, Broker Dealer shall continue to be liable for any chargebacks or for any other amounts advanced by or otherwise due Insurer hereunder.

            Insurer will pay all such Compensation to the Broker Dealer. Broker Dealer agrees to hold Insurer and General Distributor harmless from all claims of its Representatives for compensation in respect of Representative's sales of Variable Contracts.

      (b) Commission Statements. Broker Dealer will be provided with copies of its Representatives' commission statements together with Broker Dealer's own commission statement for each commission payment period in which commissions are payable. Broker Dealer agrees that, except as to clerical errors and material undisclosed facts, if any, such statements constitute a complete and accurate statement of the commission account unless written notice is provided to Insurer within 120 days after the date of the statement, which notice specifically sets forth the objections or exceptions thereto.

      (c) Compensation Schedules. The initial Compensation Schedule is attached.

            Insurer and General Distributor reserve the right to change, amend, or cancel any Compensation Schedule as to business produced after such change by mailing notice of such change in the form of a new Compensation Schedule to Broker Dealer. Such change shall be effective, unless otherwise specified, ten (10) days after the notice is mailed.

      (d) Rights of Rejection and Settlement. Insurer reserves the right to reject any and all applications and collections submitted, to discontinue writing any form of policy, to take possession of and cancel any policy and return the premium or any part of it, and to make any compromise settlement in respect of a policy. Broker Dealer will not be entitled to receive or retain any compensation on premiums or parts of premiums Insurer does not receive and retain because of such rejection, discontinuance, cancellation, or compromise settlement. If


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

      compensation has been paid to which Broker Dealer is not entitled, any amount credited will be charged back, and if the account balance is insufficient to cover the credited amount, Broker Dealer as applicable agrees to promptly repay the credited amount.


5.    Termination

      This Agreement may be terminated, without cause, by any party upon thirty
      (30) days prior written notice; and may be terminated, for failure to perform satisfactorily or other cause, by any party immediately; and shall be terminated if Broker Dealer ceases to be registered as a broker dealer under the Securities Exchange Act of 1934 and a member of the NASD or, if Broker Dealer ceases to maintain its insurance agent license(s) in good standing in the jurisdictions in which it conducts business.


6.    Arbitration

      Any dispute, claim or controversy arising out of or in connection with this Agreement shall be submitted to arbitration pursuant to the NASD's arbitration facilities. If the subject matter of the dispute, claim or controversy is not within the scope of matters which may arbitrated through the NASD arbitration facilities, then such dispute, claim or controversy shall, upon the written request of any party, be submitted to three arbitrators, one to be chosen by each party, and the third by the two so chosen. If either party refuses or neglects to appoint an arbitrator within thirty (30) days after the receipt of the written notice from the other party requesting it to do so, the requesting party may appoint two arbitrators. If the two arbitrators fail to agree in the selection of a third arbitrator within thirty (30) days of their appointment, each of them shall name two, of whom the other shall decline one and the decision shall be made by drawing lots. All arbitrators shall be active or retired executive officers of insurance companies not under the control of any party to this Agreement. Each party shall submit its case to the arbitrators within thirty (30) days of the appointment of the third arbitrator. The arbitration shall be held in Minneapolis, Minnesota at the times agreed upon by the arbitrators. The decision in writing of any two arbitrators, when filed with the parties hereto shall be final and binding on both parties. Judgment may be entered upon the final decision of the arbitrators in any court having jurisdiction. Each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other party the expense of the third arbitrator and of the arbitration.




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

7.    General Provisions

      (a) Additions, Amendments, Modifications & Waivers. This Agreement shall not be effective until approved by Insurer and General Distributor. Insurer and General Distributor reserve the right to amend this Agreement at any time, and the submission of an application for the purchase of a Variable Contract by Broker Dealer after notice of any such amendment has been sent shall constitute Broker Dealer's agreement to any such amendment. No additions, amendments or modifications of this Agreement or any waiver of any provision will be valid unless approved, in writing, by one of Insurer's duly authorized officers. In addition, no approved waiver of any default, or failure of performance by Broker Dealer will affect Insurer's or General Distributor's rights with respect to any later default or failure of performance.

      (b) Independent Contractor Relationship. This Agreement does not create the relationship of employer and employee between the parties to this Agreement. Insurer and General Distributor are independent contractors with respect to Broker Dealer and its Representatives.

      (c) Assignments. Broker Dealer will not assign or transfer, either wholly or partially, this Agreement or any of the benefits accrued or to accrue under it, without the written prior consent of a duly authorized officer of the Insurer and General Distributor.

      (d) Service of Process. If Broker Dealer receives or is served with any notice or other paper concerning any legal action against Insurer or General Distributor, Broker Dealer agrees to notify Insurer immediately (in any event not later than the first business day after receipt) by telephone and further agrees to transmit any papers that are served or received by facsimile to (612) 342-7531 and by overnight mail to Insurer's Office of General Counsel.

      (e) Severability. It is understood and agreed by the parties to this Agreement that if any part, term or provision of this Agreement is held to be invalid or in conflict with any law or regulation, the validity of the remaining portions or provisions will not be affected, and the parties' rights and obligations will be construed and enforced as if this Agreement did not contain the particular part, term or provision held to be invalid.

      (f) Governing Law. It is agreed by the parties to this Agreement that the Agreement and all of its provisions will be governed by the laws of the State of Minnesota.


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

      (g) Limitations. No party other than Insurer shall have the authority on behalf of Insurer to make, alter, or discharge any policy, contract, or certificate issued by Insurer, to waive any forfeiture or to grant, permit, nor extend the time for making any payments nor to guarantee earnings or rates, nor to alter the forms which Insurer may prescribe or substitute other forms in place of those prescribed by Insurer, nor to enter into any proceeding in a court of law or before a regulatory agency in the name of or on behalf of Insurer, nor to open any bank account in the full legal name of Insurer, any derivation thereof or any tradename thereof.


8.    Territory

            Broker Dealer's territory is limited geographically to those jurisdictions in which the Variable Contracts may lawfully be offered, provided that Broker Dealer's right to solicit sales of and to sell the Variable Contracts in such jurisdictions is not exclusive.


9.    Effective Date

      This Agreement shall be effective ________________, 199__.

IN WITNESS WHEREOF, we set our hands this ____ day of _________________. 199__.


INSURER:
                                         BROKER DEALER:
RELIASTAR LIFE INSURANCE
COMPANY OF NEW YORK                      _______________________________

By: ______________________________       By:____________________________

Title: ____________________________      Title: __________________________

GENERAL DISTRIBUTOR:

WASHINGTON SQUARE
SECURITIES, INC.

By: ______________________________

Title:_____________________________


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

                                                                             "D"

                              BROKER DEALER AGENCY
                                SELLING AGREEMENT
                             FOR VARIABLE CONTRACTS


      This Agreement is made among the following four parties:

      1.    ReliaStar Life Insurance Company of New York
            1000 Woodbury Road
            Suite 102
            P.O. Box 9004
            Woodbury, New York  11797
            a New York domiciled stock life insurance company (hereinafter "Insurer"); and,

      2.    Washington Square Securities, Inc.
            20 Washington Avenue South
            Minneapolis, Minnesota  55401-1900
            an affiliate of Insurer, registered as a broker-dealer with the Securities and Exchange Commission ("SEC") and a member of the National Association of Securities Dealers, Inc. ("NASD") (hereinafter "General Distributor"); and,

      3.
            ------------------------------

            ------------------------------
                        Street

            ------------------------------
            City        State       ZIP
            registered as a broker-dealer with the SEC and a member of the NASD (hereinafter "Broker-Dealer"); and,

      4.
            ------------------------------

            ------------------------------
                        Street

            ------------------------------
            City        State       ZIP
            an affiliate of Broker-Dealer and a licensed insurance agency (hereinafter "Agency").


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

Recitals:

      Whereas, Broker-Dealer has become affiliated with Agency in order to satisfy state insurance law requirements with respect to the sale of variable insurance products which are registered securities with the SEC.

      Whereas, the parties wish to enter into an agreement for the distribution of Variable Contracts by Broker-Dealer and Agency; and

      Whereas, Insurer has appointed General Distributor as principal underwriter and distributor (as those terms are defined by the Investment Company Act of 1940) of the Variable Contracts and has authorized General Distributor to enter into selling agreements with registered broker-dealers for the solicitation and sale of Variable Contracts; and,

      Whereas, Insurer and General Distributor propose to have Broker-Dealer's registered representatives who are affiliated with Agency and who are licensed as life insurance/variable contract agents in appropriate jurisdictions ("Representatives") solicit and sell Variable Contracts; and,

      Whereas, Insurer and General Distributor propose to have Broker-Dealer provide certain supervisory and administrative services as hereinafter described with respect to the solicitation and sales of Variable Contracts; and,

      NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties now agree as follows:


1.    Variable Contracts

            In this Agreement, The words "Variable Contract" shall mean those variable life insurance policies and variable annuity contracts identified in Section 1 of the Compensation Schedule attached hereto, and as may hereafter be amended.

            Insurer may in its sole discretion and without notice to Broker Dealer, suspend sales of any Variable Contracts or amend any policies or contracts evidencing such Variable Contracts if, in Insurer's opinion, such suspension or amendment is: (1) necessary for compliance with federal, state, or local laws, regulations, or administrative order(s); or, (2) necessary to prevent administrative or financial hardship to Insurer. In all other situations, Insurer shall provide 30 days notice to Broker Dealer prior to suspending sales of any Variable Contracts or amending any policies or contracts evidencing such Variable Contracts.



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

            Insurer may issue and propose additional or successor products, in which event Broker Dealer will be informed of the product and its related Commission Schedule. If Broker Dealer does not agree to distribute such product (s), it must notify Insurer in writing within 30 days of receipt of the Commission Schedule for such product(s). If Broker Dealer does not indicate disapproval of the new product(s) or the terms contained in the related Commission Schedule, Broker Dealer will be deemed to have thereby agreed to distribute such product(s) and agreed to the related Commission Schedule which shall be attached to and made a part of this Agreement.


2.    Agency Appointments

      On the effective date, Insurer and General Distributor appoint Broker Dealer and its affiliated Agency and Broker Dealer and Agency accept the appointment to solicit sales of and to sell Variable Contracts only, pursuant to the terms of this Agreement.


3.    Duties of Broker Dealer

      (a) Supervision of Representatives. Broker Dealer shall have full responsibility for the training and supervision of all Representatives who are engaged directly or indirectly in the offer or sale of the Variable Contracts, and all such persons shall be subject to the control of Broker Dealer with respect to such persons' securities regulated activities in connection with the Variable Contracts. Broker Dealer will cause the Representatives to be trained in the sale of the Variable Contracts, will cause such Representatives to qualify under applicable federal and state laws to engage in the sale of the Variable Contracts; will cause such Representatives to be registered representatives of Broker Dealer before such Representatives engage in the solicitation of applications for the Variable Contracts; and will cause such Representatives to limit solicitation of applications for the Variable Contracts to jurisdictions where Insurer has authorized such solicitation. Broker Dealer shall cause such Representatives' qualifications to be certified to the satisfaction of General Distributor and shall notify General Distributor if any Representative ceases to be a registered representative of Broker Dealer or ceases to maintain the proper licensing required for the sale of the Variable Contracts. All parties shall be liable for their own negligence and misconduct under this paragraph.

      (b) Representatives Insurance Compliance. Broker Dealer, prior to allowing its Representatives to solicit for sales or sell the Variable Contracts, shall require such representatives to be validly insurance licensed, registered and appointed by Insurer as a variable contract agent in accordance with the jurisdictional


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

      requirements of the place where the solicitations and sales take place as well as the solicited person's or entity's place of residence.

            Broker Dealer and Agency shall assist Insurer in the appointment of Representatives under the applicable insurance laws to sell the Variable Contracts. Broker Dealer shall fulfill all Insurer requirements in conjunction with the submission of licensing/appointment papers for all applicants as insurance agents of Insurer. All such licensing/appointment papers shall be submitted to Insurer or its designee by Broker Dealer. Notwithstanding such submission, Insurer shall have sole discretion to appoint, refuse to appoint, discontinue, or terminate the appointment of any Representative as an insurance agent of Insurer.

      (c) Compliance with NASD Conduct Rules and Federal and State Securities Laws. Broker Dealer shall fully comply with the requirements of the National Association of Securities Dealers, Inc., the Securities Exchange Act of 1934 and all other applicable federal and state laws. In addition, Broker Dealer will establish and maintain such rules and procedures as may be necessary to cause diligent supervision of the securities activities of the Representatives as required by applicable law or regulation. Upon request by General Distributor, Broker Dealer shall furnish such records as may be necessary to establish such diligent supervision.

      (d) Notice of Representative's Noncompliance. In the event a Representative fails or refuses to submit to supervision of Broker Dealer or otherwise fails to meet the rules and standards imposed by Broker Dealer on its Representatives, Broker Dealer shall advise General Distributor of this fact and shall immediately notify such Representative that he or she is no longer authorized to sell the Variable Contracts and Broker Dealer shall take whatever additional action may be necessary to terminate the sales activities of such Representative relating to the Variable Contracts.

      (e) Prospectuses, Sales Promotion Material and Advertising. Broker-Dealer shall be provided, without any expense to Broker Dealer, with prospectuses relating to the Variable Contracts and such other supplementary sales material as General Distributor determines is necessary or desirable for use in connection with sales of the Variable Contracts.

            No sales promotion materials or any advertising relating to the Variable Contracts, including without limitation generic advertising material which does not refer to Insurer by name, shall be used by Broker Dealer or Agency unless the specific item has been approved in writing by General Distributor prior to such use.



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

            In addition, neither Broker Dealer nor Agency shall print, publish or distribute any advertisement, circular or any document relating to Insurer unless such advertisement, circular or document shall have been approved in writing by Insurer prior to such use.

            Upon termination of this Agreement, all prospectuses, sales promotion material, advertising, circulars, documents and software relating to the sales of the Variable Contracts shall be promptly turned over to Insurer free from any claim or retention of rights by the Broker Dealer or Agency.

            Insurer represents that the prospectus and registration statement relating to the Variable Contracts contain no untrue statements of material fact or omission to state material fact, the omission of which makes any statement contained in the prospectus and registration statement misleading. Insurer agrees to indemnify Broker Dealer from and against any claims, liabilities and expenses which may be incurred under the Securities Act of 1933, the Investment Company Act of 1940, common law or otherwise arising out of a breach of the agreement in this paragraph.

            Broker Dealer and Agency agree to hold harmless and indemnify Insurer and General Distributor against any and all claims, liabilities and expenses which Insurer or General Distributor may incur from liabilities arising out of or based upon any alleged or untrue statement other than statements contained in the registration statement, prospectus or approved sales material of any Variable Contract.

            In accordance with the requirements of the laws of the several states, Broker Dealer and Agency shall maintain complete records indicating the manner and extent of distribution of any such solicitation material, shall make such records and files available to staff of Insurer or its designated agent in field inspections and shall make such material available to personnel of state insurance departments, the NASD or other regulatory agencies, including the SEC, which have regulatory authority over Insurer or General Distributor. Broker Dealer and Agency, jointly and severally hold Insurer, General Distributor and their affiliates harmless from any liability arising from the use of any material which either (a) has not been specifically approved in writing, or (b) although previously approved, has been disapproved, in writing, for further use.

      (f) Securing Applications. All applications for Variable Contracts shall be made on application forms supplied by Insurer and all payments collected by Broker Dealer or any Representative thereof shall be remitted promptly in full, together with such application forms and any other required documentation, directly to Insurer at the address indicated on such application or to such other address as Insurer may, from time-to-time, designate in writing. Broker Dealer shall review all such applications for accuracy and completeness. Checks or


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

      money orders in payment on any such Variable Contract shall be drawn to the order of "ReliaStar Life Insurance Company." All applications are subject to acceptance or rejection by Insurer at its sole discretion. All records or information obtained hereunder by Broker Dealer shall not be disclosed or used except as expressly authorized herein, and Broker Dealer will keep such records and information confidential, to be disclosed only as authorized or if expressly required by federal or state regulatory authorities.

      (g) Collection of Purchase Payments. Broker Dealer agrees that all money or other consideration tendered with or in respect of any application for a Variable Contract and the Variable Contract when issued is the property of Insurer and shall be promptly remitted in full to Insurer without deduction or offset for any reason, including by way of example but not limitation, any deduction or offset for compensation claimed by Broker Dealer.

      (h) Policy Delivery. Insurer will transmit Variable Contracts to Broker Dealer for delivery to Policyowners. Broker Dealer hereby agrees to deliver all such Variable Contracts to Policyowners within ten (10) days of their receipt by Broker Dealer from Insurer. Broker Dealer agrees to indemnify and hold harmless Insurer for any and all losses caused by Broker Dealer's failure to perform the undertakings described in this paragraph. Broker Dealer hereby authorizes Insurer to set off any amount it owes Insurer under this paragraph against any and all amounts otherwise payable to Broker Dealer by Insurer.

      (i) Fidelity Bond. Broker Dealer represents that all directors, officers, employees and Representatives of Broker Dealer who are licensed pursuant to this Agreement as Insurer's agents for state insurance law purposes or who have access to funds of Insurer, including but not limited to funds submitted with applications for the Variable Contracts or funds being returned to owners, are and shall be covered by a blanket fidelity bond, including coverage for larceny and embezzlement, issued by a reputable bonding company. This bond shall be maintained by Broker Dealer at Broker Dealer's expense. Such bond shall be, at least, of the form, type and amount required under the NASD Conduct Rules. Insurer may require evidence, satisfactory to it, that such coverage is in force and Broker Dealer shall give prompt written notice to Insurer of any notice of cancellation or change of coverage.

            Broker Dealer assigns any proceeds received from the fidelity bonding company to Insurer to the extent of Insurer's loss due to activities covered by the bond. If there is any deficiency amount, whether due to a deductible or otherwise, Broker Dealer shall promptly pay Insurer such amount on demand and Broker Dealer hereby indemnifies and holds harmless Insurer from any such deficiency and from the costs of collection thereof (including reasonable attorneys' fees).


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

4.    Compensation

      (a) Variable Contracts. Insurer, on behalf of General Distributor, shall pay a dealer concession to Broker Dealer on all sales of Variable Contracts through such Representatives, in accordance with the form of the Compensation Schedule attached hereto, which is in effect when purchase payment on such Variable Contracts are received by Insurer. Dealer concessions will be paid as a percentage of premiums received in cash or other legal tender and accepted by Insurer on applications obtained by Broker Dealer's Representatives unless otherwise indicated in Compensation Schedule A. Upon termination of this Agreement, all compensation payable hereunder shall cease; however, Broker Dealer shall continue to be liable for any chargebacks or for any other amounts advanced by or otherwise due Insurer hereunder.

            Insurer will pay all such Compensation to and in the name of Broker Dealer or its affiliated Agency. Broker Dealer agrees to hold Insurer and General Distributor harmless from all claims of its Representatives for compensation in respect of such Representative's sales of Variable Contracts.

      (b) Commission Statements. Broker Dealer will be provided with copies of its Representatives' commission statements together with Broker Dealer's own commission statements for each commission payment period in which commissions are payable. Broker Dealer agrees that, except as to clerical errors and material undisclosed facts, if any, such statements constitutes a complete and accurate statement of the commission account unless written notice is provided to Insurer within 120 days after the date of the statement, which notice specifically sets forth the objections or exceptions thereto.

      (c) Compensation Schedules. The initial Compensation Schedule is attached.

            Insurer and General Distributor reserve the right to change, amend, or cancel any Compensation Schedule as to business produced after such change by mailing notice of such change in the form of a new Compensation Schedule to Broker Dealer. Such change shall be effective, unless otherwise specified, ten (10) days after the notice is mailed.

      (d) Rights of Rejection and Settlement. Insurer reserves the right to reject any and all applications and collections submitted, to discontinue writing any form of policy, to take possession of and cancel any policy and return the premium or any part of it, and to make any compromise settlement in respect of a policy. Broker Dealer will not be entitled to receive or retain any compensation on premiums or parts of premiums Insurer does not receive and retain because of such rejection, discontinuance, cancellation, or compromise settlement. If compensation has been paid to which Broker Dealer is not entitled, any amount


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

      credited will be charged back, and if the account balance is insufficient to cover the credited amount, Broker Dealer as applicable agrees to promptly repay the credited amount.


5.    Termination

      This Agreement may be terminated, without cause, by any party upon thirty
      (30) days prior written notice; and may be terminated, for failure to perform satisfactorily or other cause, by any party immediately; and shall be terminated if Broker Dealer ceases to be registered as a broker dealer under the Securities Exchange Act of 1934 and a member of the NASD or, if Agency ceases to maintain its insurance agent license(s) in good standing in the jurisdictions in which it conducts business.


6.    Arbitration

      Any dispute, claim or controversy arising out of or in connection with this Agreement shall be submitted to arbitration pursuant to the NASD's arbitration facilities. If the subject matter of the dispute, claim or controversy is not within the scope of matters which may arbitrated through the NASD arbitration facilities, then such dispute, claim or controversy shall, upon the written request of any party, be submitted to three arbitrators, one to be chosen by each party, and the third by the two so chosen. If either party refuses or neglects to appoint an arbitrator within thirty (30) days after the receipt of the written notice from the other party requesting it to do so, the requesting party may appoint two arbitrators. If the two arbitrators fail to agree in the selection of a third arbitrator within thirty (30) days of their appointment, each of them shall name two, of whom the other shall decline one and the decision shall be made by drawing lots. All arbitrators shall be active or retired executive officers of insurance companies not under the control of any party to this Agreement. Each party shall submit its case to the arbitrators within thirty (30) days of the appointment of the third arbitrator. The arbitration shall be held in Minneapolis, Minnesota at the times agreed upon by the arbitrators. The decision in writing of any two arbitrators, when filed with the parties hereto shall be final and binding on both parties. Judgment may be entered upon the final decision of the arbitrators in any court having jurisdiction. Each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other party the expense of the third arbitrator and of the arbitration.


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

7.    General Provisions

      (a) Additions, Amendments, Modifications & Waivers. This Agreement shall not be effective until approved by Insurer and General Distributor. Insurer and General Distributor reserve the right to amend this Agreement at any time, and the submission of an application for the purchase of a Variable Contract by either Broker Dealer or Agency after notice of any such amendment has been sent shall constitute Broker Dealer's or Agency's, as applicable, agreement to any such amendment. No additions, amendments or modifications of this Agreement or any waiver of any provision will be valid unless approved, in writing, by one of Insurer's duly authorized officers. In addition, no approved waiver of any default, or failure of performance by Broker Dealer or Agency will affect Insurer's or General Distributor's rights with respect to any later default or failure of performance.

      (b) Independent Contractor Relationship. This Agreement does not create the relationship of employer and employee between the parties to this Agreement. Insurer and General Distributor are independent contractors with respect to Broker Dealer, its Representatives, Agency and its Agents.

      (c) Assignments. Neither Broker Dealer nor Agency will assign or transfer, either wholly or partially, this Agreement or any of the benefits accrued or to accrue under it, without the written prior consent of a duly authorized officer of the Insurer and General Distributor.

      (d) Service of Process. If Broker Dealer or Agency receives or is served with any notice or other paper concerning any legal action against Insurer or General Distributor, Broker Dealer or Agency agrees to notify Insurer immediately (in any event not later than the first business day after receipt) by telephone and transmit any papers that are served or received by facsimile to (612) 342-7531 and by overnight mail to Insurer's Office of General Counsel.

      (e) Severability. It is understood and agreed by the parties to this Agreement that if any part, term or provision of this Agreement is held to be invalid or in conflict with any law or regulation, the validity of the remaining portions or provisions will not be affected, and the parties' rights and obligations will be construed and enforced as if this Agreement did not contain the particular part, term or provision held to be invalid.

      (f) Governing Law. It is agreed by the parties to this Agreement that the Agreement and all of its provisions will be governed by the laws of the State of Minnesota.



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

      (g) Limitations. No party other than Insurer shall have the authority on behalf of Insurer to make, alter, or discharge any policy, contract, or certificate issued by insurer, to waive any forfeiture or to grant, permit, nor extend the time for making any payments nor to guarantee earnings or rates, nor to alter the forms which Insurer may prescribe or substitute other forms in place of those prescribed by Insurer, nor to enter into any proceeding in a court of law or before a regulatory agency in the name of or on behalf of Insurer, nor to open any bank account in the full legal name of Insurer, any derivation thereof or any tradename thereof.


8.    Territory

            Broker Dealer's territory is limited geographically to those jurisdictions in which the Variable Contracts may lawfully be offered, provided that Broker Dealer's right to solicit sales of and to sell the Variable Contracts in such jurisdictions is not exclusive.


9.    Effective Date

      This Agreement shall be effective ________________, 199__.

IN WITNESS WHEREOF, we set our hands this ____ day of _________________. 199__.


INSURER:
                                         BROKER DEALER:
RELIASTAR LIFE INSURANCE
COMPANY OF NEW YORK                      _______________________________

By: ______________________________       By:____________________________

Title: ____________________________      Title: __________________________

GENERAL DISTRIBUTOR:
                                         AGENCY:
WASHINGTON SQUARE
SECURITIES, INC.                         __________________________________

By: ______________________________       By: ______________________________

Title:_____________________________      Title: _____________________________


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